Presentation January, 2006 DEDICATED TO THE SCIENCE OF OFFICER AND PUBLIC SAFETY

Safe Harbor Statement This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks include, without limitation, the risk described from time to time in our filings with the Securities and Exchange Commission.

Business Summary Designer and manufacturer of electronic stun devices for the control and temporary incapacitation of potentially dangerous persons. The Company has a variety of electrical control products including: Stinger(r) - Handheld Projectile Stun Gun Ice Shield(tm) - Electrified Riot Shield Bandit(tm) - Electronic Restraint used for controlling detainees Ultron(tm) - Handheld Contact Stun Gun Worldwide user base of over 14,000 police officers and prison guards. Distribution and training network in place.

Investment Opportunity Patented design Produces superior performance and safety Provides protection from new entrants Could limit existing competitor, Taser International Outsourced manufacturing model Provides low cost production Production highly flexible and scalable Superior distributor relationships

Key Facts Symbol STIY.PK Corporate Headquarters Tampa, FL Stock Price (01/12/06) $4.20 Stock Price Range, 01/12/05-01/12/06 $3.90-$33.00 Basic Shares Outstanding 15.1mm Fully Diluted Shares Outstanding 17.1mm Float 1mm Market Cap (01/12/06) $63.22mm Volume (3 month daily avg, 01/12/06) 6,110 Cash and Equivalents (09/30/05) $4,124,733 Insurance and Notes Payable (Insurance payable (09/30/05) $593,787 Operating Expenses (QE 9/30/05) $2,986,983 Inside Ownership ~65% Institutional Ownership ~13% Fiscal Year December 31 Accountant/Auditor Killman, Murrell & Co.

Management and Board Robert Gruder - Chairman, President & CEO. Mr. Gruder is co-founder of Stinger Systems, Inc. Gruder has over 15 years of experience in the technology industry. Prior to founding Stinger Systems, Gruder was Chairman and CEO of Information Architects Corporation, a public company traded on NASDAQ which reached a total market capitalization of over $1billion. David J. Meador - CFO and Corporate Secretary. Prior to joining Stinger as Corporate Controller, Mr. Meador obtained both private industry experience as well as public accounting experience at several Big 4 public accounting firms including PricewaterhouseCoopers, LLP. T. Yates Exley - Co- founder and member of the board of directors. Before stinger Systems, he worked for Wachovia Securities for three years. He has over 15 years of experience in investment and commercial banking. Michael Racaniello - Member of the board of directors. He is a self-employed CPA-Tax Consultant. Mr. Racaniello has been in private practice focusing primarily on tax account for the past five years. Andrew P. Helene - Member of the board of directors. He is currently Vice President, TD Banknorth, N.A. Mr. Helene has over 15 years experience in commercial and investment banking.

Products An electronic wrap used in the transport of dangerous criminals. An electrified riot shield used in hostile crowd control situations. A handheld, contact stun gun used widely by police and prison guards around the country. Ice Shield: Band-It: Ultron: Stinger: A handheld projectile stun gun for the control and temporary incapacitation of potentially dangerous persons.

Critical Patents/Pending Cross-Wire Firing Providing greater range and spread than Taser(tm) Quadrashock Use of more than two darts in any stun gun Tamper proof audio/video system that will provide an indisputable fact witness MPEG-4 compression for superior quality and recording time 30 frame/second record rate 2 hour record time Easy USB interface TruVu Gun-Cam (pending)

Taser International, Inc. (Nasdaq: TASR) Market leader of less-lethal stun gun pistols Domestic market penetration of roughly 12% of (US law enforcement and correctional officers) Very limited international market share Taser X26(tm) system has a range of up to 21 feet Manufacturing completed in-house Number of devices sold: 77,916 in FY04 and 29,417 through three quarters Trailing Twelve Months Sales: $54 million Market Capitalization: $531 million (1/17/06) Competitive Landscape

Advantages of Stinger vs. Taser



Stinger



Taser X26™

	Stinger	Taser X26™
Price	Sales Price $599	Approximate price of $950 (incl.software)
Effectiveness	Projectile Range of up to 31' (22' standard)	Standard Projectile Range of up to 21'
	Recommended Range of 7 to 22'	Recommended Range of 7 to 21'
	Dart Spread of 18 to 22"	Dart Spread of 36" at a distance of 21'
	Two of Four Projectile Darts	Two Projectile Darts
Functionality	Built-in Data Capture	Extra Charge for Data Capture Software
	Secure, Internal Cartridge Placement	External Cartridges Susceptible to Damage
	Recessed (Internal) Safety	External Safety
	Off-the-Shelf Batteries	Proprietary Batteries
Safety	4 Second Count-Up LED	5 Second Countdown LED
	4 Second Auto Shut Off - Manual Trigger	Automatic 5 Second Burst
Custom Base	Sold Only to Police/Armed Services/Corrections	Sold to Law Enforcement and Civilians

Stinger Systems

Public Safety Precautions Stinger's will not be sold to the general public. The Company believes specific regulations should be implemented prior. Officers are required to take several hours of training. "Common sense use of weapon stressed, for example, do not shoot individuals under 80 pounds, do not shoot the elderly, do not shoot invalids, Stinger reaches out to Amnesty International and conditionally agrees not to sell to AI's banned list of countries until further information can be provided which would prove otherwise. Stinger has engaged Wayne State University for a thorough, independent medical study. No employees or directors are affiliated with the University, and no stock has been granted to the University. Cardio, pulmonary, lactic acid loads and Troponin levels waves were studied.

Target Market Characteristics Target market segments: Law enforcement Corrections Security Military 1.1 million law enforcement officers in the U.S. U.S. corrections market roughly same size as law enforcement International markets estimated to be 90% of total law enforcement and corrections market. Over 1.7 million privately employed security guards in the U.S. Anticipated replacement cycle every 3-5 years for newer technology

Manufacturing Outsourcing model provides competitive advantage in cost structure and flexibility while ensuring top quality. Partnered with leading component producer with global presence Manufacturing agreements lock in low cost structure Production highly flexible with virtually unlimited capacity Competitive advantage on cartridge production cost enables aggressive pricing. Volume production underway

Distribution The Company believes that its excellent distributor relationships are competitive advantage over the competition Extensive domestic distribution network in place All geographic regions/major markets covered Leveraging product quality, pricing advantage and company reputation Emphasize international distribution strategy Developed significant distributor relationships Expect up to 50% of sales from international markets by 2007

Over 1,000 departments have requested evaluation units. Manufacturing relationships with outsourced manufacturers allows volume manufacturing without having to staff up. International export licenses already granted for Spain, Singapore, Australia, Brazil, and France. U.K and New Zealand applied for. Evaluation units have been shipped overseas. Guns have been delivered for testing in various US markets Evaluation period typically 60-90 days Sales Pipeline

2006 Growth Strategy Marketing: Target law enforcement, corrections and military sectors world-wide Utilize key independent reps and regional distributors Pursue international markets through country specific distributors No foreseeable plan to sell products into the consumer market, unless regulated Distributor/Independent Rep Model: Segment US into key sub-regions Limit distribution channels to select distributors and reps to assure focus Continue to Outsource Manufacturing and Engineering: Access leading edge technology and manufacturing capabilities Tap economies of scale and minimize corporate overhead expense Provide cost and scalability not attainable on a self-manufacture basis Limit manufacturing to quick assembly and QC only Develop Full Law Enforcement and Homeland Security Product Line Leverage off of superior distributor relationships/access to markets Add to product pipeline through acquisitions Expand outsourcing model to new products

Summary Statement of Operations Six Months Ended June 30, For the Period (Predecessor 9 Months Ended 9 Months Ended Sept. 24, 2004- Operations) Sept. 30, 2004 Sept. 30, 2005 Dec. 31, 2004 2004 2005 Revenue $ 198,981 $ 396,207 $ 63,306 $ 144,006 $ 269,606 Cost of Goods Sold 144,122 577,198 51,686 95,176 419,901 Gross Margin 54,859 (180,991) 11,620 48,830 (150,295) Selling Expenses - 262,272 45,348 - 158,077 General and Adminstrative Expenses Employee Salaries 57,011 596,884 78,829 41,846 310,904 Employee Acquisition Cost - 3,475,000 7,520,000 - 2,517,818 Employee Severance Cost - 719,346 - - 719,346 Other 165,136 2,153,967 1,131,303 141,903 1,188,171 Depreciation & Amortization 20,520 299,476 404 13,680 197,305 Research & Development Costs 4,662 1,039,344 55,935 2,060 467,685 Total Expenses 247,329 8,546,289 8,831,819 199,489 5,559,306 Loss From Operations (192,470) (8,727,280) (8,820,199) (150,659) (5,709,601) Interest Income - 71,791 - - 36,627 Interest Expense (38,462) (5,302) (10,268) (21,290) (1,543) Provision for income taxes - - - - - Net Loss (230,932) (8,660,791) (8,830,467) (171,949) (5,674,517) Basic and diluted loss per share (0.02) (0.58) (0.70) (0.02) (0.38) Weighted average shares (basic and diluted) 10,750,000 14,998,500 12,640,900 10,750,000 15,000,643

Balance Sheet As of Dec. 31, 2004 Sep. 30, 2005 Current Assets Cash $ 9,093,634 $ 4,124,733 Accounts Receivable 20,773 33,406 Inventories 78,162 178,783 Inventory Purchase Deposits 139,190 - Prepaid Expenses and Other Current Assets 2,474 945,307 Total Current Assets $ 9,334,233 $ 5,282,229 Equipment and Furniture 105,764 306,991 Intangible Assets 3,102,620 2,810,900 Other Assets 1,294 6,872 Total Assets $ 12,543,911 $ 8,406,992 Current Liabilities Notes Payable to Related Parties $ 62,500 $ 62,500 Accounts Payable 2,552 283,848 Note Payable to Insurance Company - 531,287 Accrued Liabilities 491,918 778,207 Total 556,970 1,655,842 Redeemable Common Stock 1,387,500 1,387,500 Shareholder's Equity Common shares 14,929 14,919 Additional Paid-In Capital 19,414,979 22,839,989 Accumulated Deficit (8,830,467) (17,491,258) Deferred Compensation - - Total Shareholder's Equity 10,599,441 5,363,650 Total Liabilities and Shareholder's Equity $ 12,543,911 $ 8,406,992

Comparable Companies Enterprise Value/ Valuation 1/17/2006 Market Enterprise Revenue EBITDA Price/Earnings Price Value (1) Value (2) LTM 2005E 2006E LTM 2005E 2006E LTM 2005E 2006E Non-lethal Devices Taser International $ 8.30 $ 531 $ 514 9.5x 10.7x 8.2x 51.6x 134.9x 44.8x 92.2x 276.7x 63.8x Stinger Systems, Inc. 4.25 64 60 131.0x NA NA NM NA NA NM NA NA Diversified Law Enforcement/Homeland Security Law Enforcement Associates $ 2.60 $ 65 $ 66 7.4x NA NA 165.5x NA NA NM NA NA Armor Holdings $ 44.37 $ 1,583 $ 1,654 1.1x 1.0x 1.0x 7.4x 6.6x 6.8x 13.1x 12.0x 11.9x Operating Data Revenue EBITDA EPS LTM 2005E 2006E LTM 2005E 2006E LTM 2005E 2006E Non-lethal Devices Taser International $ 54.3 $ 48.1 $ 62.9 $ 10.0 $ 3.8 $ 11.5 $ 0.09 $ 0.03 $ 0.13 Stinger Systems, Inc. 0.5 NA NA (17.2) NA NA (1.28) NA NA Diversified Law Enforcement/Homeland Security Law Enforcement Associates $ 8.9 NA NA $ 0.4 NA NA $ (0.02) NA NA Armor Holdings $ 1,521.8 $ 1,615.9 $ 1,614.6 $ 223.1 $ 248.9 $ 242.4 $ 3.38 $ 3.70 $ 3.74 Enterprise Value/ Valuation 1/17/2006 Market Enterprise Revenue EBITDA Price/Earnings Price Value (1) Value (2) LTM 2005E 2006E LTM 2005E 2006E LTM 2005E 2006E Non-lethal Devices Taser International $ 8.30 $ 531 $ 514 9.5x 10.7x 8.2x 51.6x 134.9x 44.8x 92.2x 276.7x 63.8x Stinger Systems, Inc. 4.25 64 60 131.0x NA NA NM NA NA NM NA NA Diversified Law Enforcement/Homeland Security Law Enforcement Associates $ 2.60 $ 65 $ 66 7.4x NA NA 165.5x NA NA NM NA NA Armor Holdings $ 44.37 $ 1,583 $ 1,654 1.1x 1.0x 1.0x 7.4x 6.6x 6.8x 13.1x 12.0x 11.9x Operating Data Revenue EBITDA EPS LTM 2005E 2006E LTM 2005E 2006E LTM 2005E 2006E Non-lethal Devices Taser International $ 54.3 $ 48.1 $ 62.9 $ 10.0 $ 3.8 $ 11.5 $ 0.09 $ 0.03 $ 0.13 Stinger Systems, Inc. 0.5 NA NA (17.2) NA NA (1.28) NA NA Diversified Law Enforcement/Homeland Security Law Enforcement Associates $ 8.9 NA NA $ 0.4 NA NA $ (0.02) NA NA Armor Holdings $ 1,521.8 $ 1,615.9 $ 1,614.6 $ 223.1 $ 248.9 $ 242.4 $ 3.38 $ 3.70 $ 3.74 (1) Stock price multiplied by diluted shares oustanding. Diluted shares outstanding calculated by treasury stock method. (2) Enterprise value equals equity value plus net debt. Net debt is defined as total debt minus cash.

Summary Emerging market with tremendous growth potential both in the US and abroad Strong initial response to Stinger from both distributors and end users- customers looking for an alternative to the competition Design, features and performance allow Stinger to provide a more precise and farther reaching product at a lower price Patent positions provides protection from new entrants and could limit existing competitor, Taser International Manufacturing strategy provides low cost, scalable production Worldwide distribution network established Stinger stun products are currently in use by hundreds of state and municipal agencies nationwide